UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 28, 2026

ESS TECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On August 28, 2026, ESS Tech, Inc. (the “Company”) entered into employment agreements (each, an “Employment Agreement” and, collectively, the “Employment Agreements”) with each of Kate Suhadolnik, the Company’s Chief Financial Officer, and Kelly F. Goodman, the Company’s Chief Strategy Officer and General Counsel, memorializing the terms of their employment. The Employment Agreements were not entered into in connection with, and do not reflect, any change in their executive’s title, role or responsibilities with the Company and the terms of eligibility for an annual cash incentive bonus remain the same as those previously disclosed by the Company.

The Employment Agreements provide that each of Ms. Goodman and Ms. Suhadolnik will receive a base salary of $380,000 and, if the applicable executive’s employment is terminated (x) by the Company for a reason other than for Cause, or by reason of the executive becoming Disabled (as defined in the Employment Agreement) or the executive’s death, or (y) by the executive’s resignation for Good Reason (as defined in the Employment Agreement), in either case during the period commencing one month prior to (or otherwise in connection with or in anticipation of) a Change in Control (as defined in the Employment Agreement) and ending twelve months following such Change in Control (such period, the “CIC Protective Period”), the applicable executive will be entitled to receive: (i) an amount equal to the sum of twelve months of the executive’s then-current base salary; (ii) payment of the applicable Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) continuation premiums for the executive and the executive’s covered dependents for twelve months following the termination date; and (iii) full acceleration of the executive’s then-unvested and outstanding equity awards.

Additionally, each Employment Agreement contains customary confidentiality, non-solicitation and non-competition covenants.

The foregoing description of the Employment Agreements is qualified in its entirety by reference to the full text of the Employment Agreements, copies of which will be filed with the Company’s Form 10-Q for the quarter ending September 30, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: September 3, 2026

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Chief Financial Officer